EXHIBIT 10.2

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                      SECOND AMENDMENT TO CREDIT AGREEMENT



                        EFFECTIVE AS OF DECEMBER 31, 2004



                                      among

                            NATIONAL COAL CORPORATION
                                  as Borrower,


                  D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.,
                            as Administrative Agent,


                                       AND




                            THE LENDERS PARTY HERETO










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


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "SECOND AMENDMENT") is entered into on March 29, 2005, but shall be effective as of December 31, 2004 (the "SECOND AMENDMENT EFFECTIVE DATE"), by and among National Coal Corporation, a Tennessee corporation (the "BORROWER"), each of the lenders from time to time party hereto (the "LENDERS"), and D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership (as administrative agent for the Lenders, in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

         A. The Borrower entered into a Credit Agreement dated as of November 26, 2004, among the Borrower, the Administrative Agent, and the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated January 11, 2005, among the Borrower, the Administrative Agent, and the Lenders party thereto (the "CREDIT AGREEMENT").

         B. The Borrower has requested that certain provisions of the Credit Agreement be modified and amended.

         C. The Borrower, the Administrative Agent, and the Lenders have agreed to amend the Credit Agreement on the terms and conditions contained herein.

                                   AGREEMENT:

         In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. TERMS DEFINED IN THE CREDIT AGREEMENT. Each term defined in the Credit Agreement (as amended hereby) and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Unless otherwise indicated, all section and article references in this Second Amendment refer to the Credit Agreement.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Section 10.01 FINANCIAL COVENANTS. Except as otherwise provided each of the following covenants using an EBITDA component shall be calculated by (i) using actual EBITDA for the fourth calendar quarter of 2004, (ii) adding the actual EBITDA for each calendar quarter thereafter until a full four quarters is established and (iii) for each period thereafter using a trailing four quarters of actual EBITDA.


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


                  (a) MINIMUM EBITDA. Parent will not, at any time, permit its EBITDA as of the last day of any period set forth below to be less than the amount set forth below opposite such period:

                       PERIOD                                          AMOUNT
-------------------------------------------------------------      -------------
Three month period ending December 31, 2004                         ($1,603,110)
Three month period ending March 31, 2005                               $110,000
Six month period ending June 30, 2005                                $2,250,000
Nine month period ending September 30, 2005                          $6,500,000
Four consecutive quarters ending December 31, 2005                  $11,000,000
Four consecutive quarters ending March 31, 2006                     $16,000,000
Four consecutive quarters ending June 30, 2006 and thereafter       $18,000,000

                  (b) RATIO OF CERTAIN DEBT TO EBITDA. Parent will not, at any time, permit its ratio of (i) the sum of (A) Indebtedness plus (B) all obligations of Parent, Borrower and their Subsidiaries under the Debt set forth as items 4, 5, 6 and 7 on Schedule 10.02 and any and all renewals, extensions and rearrangements thereof to (ii) EBITDA as of the last day of any period set forth below to be greater than the ratio set forth below opposite such period:

                       PERIOD                                          RATIO
-------------------------------------------------------------       ----------
*Three month period December 31, 2004                               applicable
*Three month period ending March 31, 2005                           applicable
*Six month period ending June 30, 2005                                6.0:1.00
Nine month period ending September 30, 2005                           3.4:1.00
Four consecutive quarters ending December 31, 2005                    2.5:1.00
Four consecutive quarters ending March 31, 2006                       2.0:1.00
Four consecutive quarters ending June 30, 2006 and thereafter         2.0:1.00
----------
*EBITDA for such period to be annualized based on available three, six and nine month periods.


                  (c) RATIO OF EBITDA TO INTEREST. Parent will not permit Parent's ratio of EBITDA to Consolidated Interest Expense as of the last day of any period set forth below to be less than the ratio set forth below opposite such period.

                       PERIOD                                          RATIO
-------------------------------------------------------------     --------------
Three month period ending December 31, 2004                       Not applicable
Three month period ending March 31, 2005                          Not applicable
Six month period ending June 30, 2005                                   1.5:1.00
Nine month period ending September 30, 2005                             3.0:1.00
Four consecutive quarters ending December 31, 2005                      3.5:1.00
Four consecutive quarters ending March 31, 2006                         3.5:1.00
Four consecutive quarters ending June 30, 2006 and thereafter           3.5:1.00


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


                  (d) FIXED CHARGE COVERAGE RATIO. Parent will not permit the Fixed Charge Coverage Ratio of the Parent and its Consolidated Subsidiaries as of the last day of each fiscal quarter to be less than the ratio set forth below opposite such period.

                       PERIOD                                          RATIO
-------------------------------------------------------------     --------------
Three month period ending March 31, 2005                          Not applicable
Six month period ending June 30, 2005                                   0.4:1.00
Nine month period ending September 30, 2005                             0.9:1.00
Four consecutive quarters ending December 31, 2005                      1.3:1.00
Four consecutive quarters ending March 31, 2006                         1.8:1.00
Four consecutive quarters ending June 30, 2006 and thereafter           2.0:1.00


                  (e) SALES VOLUME. The Parent and the Borrower will not permit, as of the last day of any period set forth below the sales of Coal volume from the Coal Properties to be less than the amount set forth opposite such period.

                                                                     PRODUCTION
                       PERIOD                                           (TONS)
-------------------------------------------------------------        -----------
Three month period ending March 31, 2005                               203,697
Six month period ending June 30, 2005                                  270,725
Nine month period ending September 30, 2005                            359,975
Four consecutive quarters ending December 31, 2005                     364,225
Four consecutive quarters ending March 31, 2006                        355,725
Four consecutive quarters ending June 30, 2006 and thereafter          355,725


         SECTION 3. Section 10.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Section 10.04 RESTRICTED PAYMENTS. Neither Parent nor the Borrower will, nor permit any of its Subsidiaries to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, (ii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any Equity Interests of Parent, Borrower or any Subsidiary, now or hereafter outstanding or (iii) other than payments under employment agreements in existence on the Effective Date and which are set forth on Schedule 10.04, pay any management fees or any other fees or expenses (including the reimbursement thereof by Parent, Borrower or any of their Subsidiaries) pursuant to any management, consulting or other services agreement to any Affiliates of the Borrower (excluding any Subsidiaries of the Borrower) or (iv) increase the total compensation paid or payable to the officers and directors of the Parent, Borrower and their Subsidiaries taken as a whole by more than five percent (5%) per annum in excess of the total compensation paid for the twelve month period ending on October 31, 2004; provided, however, (A) any Subsidiary may pay dividends to the Borrower, (B) the Parent may pay dividends in the form of common stock, provided that no such payment shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment, (C) the exercise price of any options, interests or other rights to purchase common stock of the Parent may be paid in common stock of


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


the Parent, (D) any Subsidiary may make any payment or transfer any of its property to Borrower upon 15 days prior written notice to the Administrative Agent and subject to Liens in favor of the Administrative Agent, if any, (E) Parent may pay up to $25,000 per year in compensation to a total of three outside directors and an additional $25,000 per director per year to such directors if such directors are the chairperson on a committee of the Board, (such payments to be made in twelve equal monthly installments) and (F) so long as no Event of Default has occurred or is continuing, Parent may pay cash dividends in respect of its Series A Preferred Stock as currently in effect on the Effective Date. Notwithstanding the preceding, the Parent shall be entitled to pay a total of three outside directors a single one-time payment of $25,000 per outside director on or before April 1, 2005.

         SECTION 4. Section 10.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Section 10.21 G&A COSTS. Without the prior consent of the Lenders neither the Parent nor Borrower shall incur and, shall not permit any of their Subsidiaries to incur General and Administrative Costs (excluding Borrower's reasonable insurance expenses) on an annualized basis as of the end of any period set forth below in excess of an amount equal to the percentage of proceeds from the sale of Coal from Parents', Borrowers' and their subsidiaries Coal properties for the periods indicated in the table below.

                                                                    PERCENTAGE
                                                                  OF ANNUALIZED
                                                                  SALES PROCEEDS
                                                                     OF COAL
                                                                    FROM COAL
                       PERIOD                                       PROPERTIES
-------------------------------------------------------------     --------------
Three month period ending March 31, 2005                               7.3%
Six month period ending June 30, 2005                                  6.3%
Nine month period ending September 30, 2005                            5.5%
Four consecutive quarters ending December 31, 2005                     5.0%
Four consecutive quarters ending March 31, 2006                        5.0%
Four consecutive quarters ending June 30, 2006 and thereafter          5.0%


         SECTION 5. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not (a) be deemed to be a consent to, or a waiver or modification of, any other term or condition of the Credit Agreement or (b) prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

         SECTION 6. ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. The Borrower hereby adopts, ratifies and confirms the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.


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


         SECTION 7. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 9. ENTIRE AGREEMENT. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

         SECTION 10. AMENDMENT FEE. The Borrower agrees to pay to the Administrative Agent and the Lenders as of the date of execution hereof an amendment fee of $120,000.00 in connection with the execution of this Second Amendment.

         SECTION 11. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         In witness whereof, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the Second Amendment Effective Date.

                          [SIGNATURES BEGIN NEXT PAGE]


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


BORROWER:                          NATIONAL COAL CORPORATION


                                   By:               /S/ JON E. NIX
                                      ------------------------------------------
                                   Name:             JON E. NIX
                                        ----------------------------------------
                                   Title:            CHIEF EXECUTIVE OFFICER
                                         ---------------------------------------


                                   Address:     National Coal Corporation
                                                8915 George Williams Road
                                                Knoxville, TN  37923
                                                Telecopier No.:  (865) 691-9982
                                                Telephone No.:  (865) 690-6900
                                                Attention:  Jon Nix


            [Signature Page to Second Amendment to Credit Agreement]
                                       S-1
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ADMINISTRATIVE AGENT:              D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                                   By: D.B. Zwirn Partners, LLC, its general partner


                                   By:             /S/ PERRY A. GRUSS
                                            ------------------------------------
                                   Name:             PERRY A. GRUSS
                                            ------------------------------------
                                   Title:            CHIEF FINANCIAL OFFICER
                                            -----------------------------------


                                   Address: 745 5th Avenue, 18th Floor
                                            New York, New York  10151
                                            Attention:   Morris W. Macleod
                                            Telecopy:   (646) 720-9039


            [Signature Page to Second Amendment to Credit Agreement]
                                       S-2
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LENDER:                            D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                                    By:    D.B. Zwirn Partners, LLC, its general
                                           partner


                                    By:             /S/ PERRY A. GRUSS
                                             -----------------------------------
                                    Name:             PERRY A. GRUSS
                                             -----------------------------------
                                    Title:            CHIEF FINANCIAL OFFICER
                                             -----------------------------------


                                    Address: 745 5th Avenue, 18th Floor
                                             New York, New York  10151
                                             Attention:   Morris W. Macleod
                                             Telecopy:   (646) 720-9039


            [Signature Page to Second Amendment to Credit Agreement]
                                       S-3